                                                                     EXHIBIT 1.1


                                                                  EXECUTION COPY





                           CONSENT AND AMENDMENT NO. 1


                                   dated as of
                                 July 15, 2005,


                                      among


                  ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.,


                                   as Borrower


                                       and


                   ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.,


                                    as Parent


                                       and


                            THE LENDERS PARTY HERETO,


                                       and


                       CANADIAN IMPERIAL BANK OF COMMERCE,
                       acting through its New York Agency,
                             as Administrative Agent






                      BANC OF AMERICA SECURITIES LLC,
                                    and
                         CIBC WORLD MARKETS CORP.,
                as Co-Lead Arrangers and Joint Book Managers

                     for the Incremental Loan Facility

                        CONSENT AND AMENDMENT NO. 1

                         dated as of July 15, 2005

            Reference is made to the Credit Agreement dated as of February 1, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., as borrower (the "BORROWER"), ALASKA COMMUNICATIONS SYSTEMS GROUP, INC. as parent (the "PARENT"), the several banks and other financial institutions or entities from time to time party thereto, as lenders (the "LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Agency ("CIBC"), as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"), CIBC WORLD MARKETS CORP. ("CIBC WM"), J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC ("BAS"), as Co-Lead Arrangers and Joint Book Managers (in such capacity, the "ARRANGERS"), JPMORGAN CHASE BANK, N.A., as Syndication Agent and BANK OF AMERICA, N.A., as Documentation Agent. BAS and CIBC WM are acting as co-lead arrangers and joint book managers (in such capacity, the "CO-ARRANGERS", and together with the Administrative Agent, the "AGENTS") with respect to the 2005 Incremental Loans (as defined below).

                          PRELIMINARY STATEMENTS:

            The Borrower has informed the Agents that it intends to purchase up to $55,000,000 principal amount of Senior Unsecured Notes, which Senior Unsecured Notes will be retired immediately following such purchase (each a "SENIOR UNSECURED NOTE REDEMPTION" and, together the "SENIOR UNSECURED NOTE REDEMPTIONS").

            Pursuant to Section 2.01(c) of the Credit Agreement, the Borrower has requested the implementation of an incremental facility, in up to two Series, in an amount not to exceed the amount required to purchase and redeem Senior Unsecured Notes in the Senior Unsecured Note Redemptions (with the amount requested for each such redemption being referred to herein as a "FUNDING"); provided that the aggregate principal amount of such implemented incremental facility shall not exceed $55,000,000 (the "2005 INCREMENTAL FACILITY"), and the Administrative Agent and the Incremental Lenders are willing to effect such implementation on and subject to the terms of this Consent and Amendment No. 1.

            In addition, the Borrower, the Parent and the Required Lenders have agreed to amend the Credit Agreement to consent to the exclusion of the Senior Unsecured Note Redemptions from certain requirements of the covenants in the Credit Agreement and the 2005 Incremental Facility from the maximum amount of the Incremental Loans and Incremental Loan Commitments, and to make some small adjustments as to real estate collateral, all on and subject to the terms of this Consent and Amendment No. 1.

            NOW, THEREFORE, it is hereby agreed, effective as of the dates set forth in Section 4, as follows:

            SECTION 1. Consent. Notwithstanding the requirements of Section 6.08(b)(vii)(B) of the Credit Agreement, the Administrative Agent and the Required Lenders hereby consent, and each of the 2005 Incremental Loan Lenders (as defined below) hereby agrees and is deemed to consent, to (a) the Senior Unsecured Note Redemptions, and (b) the exclusion from the calculation of Cumulative Distributable Cash of up to $55,000,000 aggregate principal amount of Senior Unsecured Notes plus premiums, fees and expenses related thereto paid by the Borrower for redemptions of the Senior Unsecured Notes for each period affected thereby; provided that if at the time of any Senior Unsecured Note Redemption the principal amount of loans borrowed under the 2005 Incremental Facility is less than the principal amount of the Senior Unsecured Notes plus related premiums, fees and expenses subject to such Senior Unsecured Note Redemption, then the Borrower and its subsidiaries shall, at the time of such Senior Unsecured Note Redemption, have, after giving pro forma effect to such Senior Unsecured Note Redemption, an amount of unrestricted cash and cash equivalents (which will include cash and cash equivalents pledged to secure the Obligations) plus the amount of unused Revolving Credit Commitments ("LIQUIDITY") equal to or greater than $55,000,000 and, if the Borrower does not have such amount of Liquidity, then an amount equal to the principal of Senior Unsecured Notes plus related premiums, fees and expenses subject to such Senior Unsecured Note Redemption minus the amount of loans borrowed under the 2005

Incremental Facility will be included in the calculation of Cumulative Distributable Cash.

            SECTION 2. Incremental Loan Amendment.

            (a) The Borrower and each Incremental Loan Lender referred to on the signatures pages hereto (the "2005 INCREMENTAL LOAN LENDERS") agrees that each 2005 Incremental Loan Lender shall severally make an Incremental Loan (collectively, the "2005 INCREMENTAL LOANS"), in up to two Series, to the Borrower during the period from and after the Consent and Amendment No. 1 Effective Date (as defined below) to the 2005 Incremental Loan Commitment Termination Date (as defined below), subject to the terms and conditions of the Credit Agreement (including Sections 4.02 and 4.03 thereof), in an aggregate principal amount not exceeding such Lender's Incremental Loan Commitment set forth on the lender addendum to Consent and Amendment No. 1 (the "2005 INCREMENTAL LOAN COMMITMENTS"). To the extent the 2005 Incremental Loans are made in an amount that is less than the 2005 Incremental Loan Commitments, each 2005 Incremental Loan Lender shall fund its pro rata percentage of such 2005 Incremental Loans based on the percentage that such 2005 Incremental Loan Lender's 2005 Incremental Loan Commitments bears to the total 2005 Incremental Loan Commitments. The 2005 Incremental Loans shall (i) have identical terms with, (ii) be deemed and treated as, and (iii) have the same rights and obligations under the Loan Documents as, the Term Loans, except (x) all 2005 Incremental Loans shall mature on February 1, 2012 (the "2005 INCREMENTAL LOAN MATURITY Date"), and (y) on the date of each Funding, the 2005 Incremental Loan Commitments shall be permanently reduced by an amount equal to the amount of such Funding and in any event will terminate no later than July 29, 2005 (the "2005 INCREMENTAL LOAN COMMITMENT TERMINATION DATE").

            (b) Each 2005 Incremental Loan Lender that is not already a party to the Credit Agreement (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Consent and Amendment No. 1; (ii) agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) represents and warrants that its name set forth on the signature page 1 hereto is its exact legal name; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;
(v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) attaches any U.S. Internal Revenue Service forms required under Section 2.17 of the Credit Agreement, and (vii) upon the satisfaction of the conditions set forth in Section 4 below and delivery of a duly executed Consent and Amendment No. 1 to the Administrative Agent for acceptance and recording, and such acceptance and recording by the Administrative Agent, as of the Consent and Amendment No. 1 Effective Date, each such 2005 Incremental Loan Lender shall be a party to the Credit Agreement and, to the extent provided in this Consent and Amendment No. 1, have the rights and obligations of, and be deemed for all purposes, a Lender thereunder.

            SECTION 3. Amendment to Credit Agreement. (a) Schedule 3.05(c)(ii) to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 2 attached hereto.

            (b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions therein in the appropriate alphabetical order:

            "Consent and Amendment No. 1" means the Consent and Amendment No. 1 dated as of July ____, 2005 among the Borrower, the Parent, the Lenders party thereto, the Administrative Agent and Banc of America Securities LLC and CIBC World Markets Corp., as Co-Lead Arrangers and Joint Book Managers.

            "Consent and Amendment No. 1 Effective Date" has the meaning set forth in the Consent and Amendment No. 1.

            "2005 Incremental Loan Commitment" means, with respect to each Lender party to the Consent and Amendment No. 1, the commitment of such Lender to make 2005 Incremental Loans on or after the Consent and Amendment No. 1 Effective Date in the percentage set forth on the lender addendum to the Consent and Amendment No. 1, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its 2005 Incremental Loan Commitment. The initial aggregate amount of the Lenders' 2005 Incremental Loan Commitments is $55,000,000.

            "2005 Incremental Loans" means any term loan made on or after the Consent and Amendment No. 1 Effective Date pursuant to the Consent and Amendment No. 1."

            (c) Section 1.01 of the Credit Agreement is hereby further amended by (i) inserting the following in the definition of "Incremental Loan Commitment" before the period in the first sentence therein:

            "including the 2005 Incremental Loan Commitments"

and (ii) adding at the end of the last sentence thereof before the period the phrase:

             ", in addition to the outstanding principal amount of the 2005
            Incremental Loans and commitments related thereto".

            (d) Section 2.01(c)(ii) of the Credit Agreement is hereby amended by inserting the following before the second parenthetical contained therein:

            ", in addition to the outstanding principal amount of all 2005 Incremental Loans".

            (e) Section 2.11(e)(ii) of the Credit Agreement is hereby amended by inserting the following after the words "Incremental Loans" therein:

            "(except the 2005 Incremental Loans and any other Incremental Loans the proceeds of which are used to purchase, redeem, retire or refinance the Senior Unsecured Notes)".

            (f) Section 3.05(c) of the Credit Agreement is hereby amended by deleting the parenthetical "(i)" occurring immediately before the words "As of the date hereof," in the first sentence thereof and inserting the parenthetical "(i)" immediately before the words "set forth on Schedule 3.05(c)(i) hereto" therein.

            (g) Section 6.08(b)(vii) of the Credit Agreement is hereby amended by inserting the following new subsection (C) therein:

                  "and (C) payment for the repurchase, redemption, retirement or cancellation of Senior Unsecured Notes having a principal amount not to exceed $55,000,000 plus premiums, fees and expenses related thereto"

                  SECTION 4. Conditions to Effectiveness. (A) Section 2(a) (with respect to each Funding) and 3(b) of this Consent and Amendment No. 1 shall become effective on the date (the "CONSENT AND AMENDMENT NO. 1 EFFECTIVE DATE") that each of the following conditions set forth in this Section 4 (A) have been satisfied:

            (a) Resolutions. The Administrative Agent shall have received certified copies of (i) the resolutions of the Board of Directors of the Borrower and the Parent evidencing approval of this Consent and Amendment No. 1 and all matters and transactions contemplated hereby and (ii) all documents evidencing other necessary corporate action and governmental and other material third party approvals and consents, if any, (or a certification that none are required) with respect to this Consent and Amendment No. 1 and the matters and transactions contemplated hereby.

            (b) Officer's Certificate. The Administrative Agent shall have received a certificate of the President, a Vice President or a Financial Officer of the Borrower dated as of the date of each Funding, as the case may be, certifying (i) that no Dividend Suspension Period shall have occurred and be continuing as of such date, (ii) that the proceeds of the 2005 Incremental Loans will fund a Senior Unsecured Notes Redemption and, to the extent permitted under the Senior Unsecured Debt Documents, related costs and expenses (including costs and expenses relating to the 2005 Incremental Loans) and (iii) the purchase price paid by the Borrower for such redemption.

            (c) Execution of Counterparts. The Administrative Agent shall have received counterparts of (i) this Consent and Amendment No. 1 executed by (A) the Borrower, (B) the Parent, (C) the Administrative Agent, and (D) each 2005 Incremental Loan Lender, and (ii) the guarantor and grantor consent attached hereto (the "CONSENT") executed by each Guarantor.

            (d) Payment of Fees and Expenses. The Borrower shall have paid all fees agreed to between the Co-Arrangers and the Borrower and, to the extent invoiced, all reasonable out-of-pocket expenses incurred by the Agents, including the reasonable fees, charges and disbursements of Shearman & Sterling LLP as counsel for the Agents, in connection with this Consent and Amendment No. 1 and for all services related to the Credit Agreement from and after the Closing Date thereunder.

            (e) Closing Date. Each of the Fundings shall have occurred no later than July 29, 2005.

            (f) Borrowing Request. The Administrative Agent shall have received a Borrowing Request related to each 2005 Incremental Loan.

            (g) Funding. The 2005 Incremental Loans requested in any Funding shall not exceed (a) the purchase price of the Senior Unsecured Notes purchased and redeemed with such funds plus, to the extent permitted under the Senior Unsecured Debt Documents, fees and expenses related thereto and to the 2005 Incremental Loans, as certified by the Borrower to the Administrative Agent, or
(b) the 2005 Incremental Loan Commitments remaining after all prior Fundings have occurred.

                  (B) Section (1) and Sections 3(a), (c), (d), (e), (f) and (g) of this Consent and Amendment No. 1 shall become effective on the date that each of the conditions set forth in Section 4(A) have been satisfied and the Administrative Agent shall have received counterparts of this Consent and Amendment No. 1 duly executed by the Required Lenders.

            SECTION 5. Representations and Warranties. The Borrower and Parent represent and warrant as follows:

            (a) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof and shall be true and correct on the date of the 2005 Incremental Loans (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date).

            (b) As of the date hereof, and at the time of and immediately after giving effect to the 2005 Incremental Loans, no Default shall have occurred and be continuing.

            (c) As of the date hereof, and on the date of the 2005 Incremental Loans, no Dividend Suspension Period has occurred or is continuing.

            SECTION 6. Governing Law. This Consent and Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.

            SECTION 7. Execution in Counterparts. This Consent and Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Consent and Amendment No. 1 by telecopier shall be effective as delivery of an original executed counterpart of this Consent and Amendment No. 1.

            SECTION 8. Continuing Effectiveness. Except as modified by this Consent and Amendment No. 1, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects, and after the Effective Date all references in the Credit Agreement and the other Loan Documents to the "Agreement" or the "Credit Agreement", as applicable, shall refer to the Credit Agreement as modified hereby, and this Consent and Amendment No.1 shall be a Loan Document for all purposes.

            SECTION 9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONSENT AND AMENDMENT NO. 1, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CONSENT AND AMENDMENT NO. 1 BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment No. 1 to be executed by their officers thereunto duly authorized as of the date specified thereon.




                                    ALASKA COMMUNICATIONS SYSTEMS
                                    HOLDINGS, INC., as Borrower




                                    By:   /s/ David Wilson
                                          -------------------------------------
                                    Name:   David Wilson
                                    Title:  Senior Vice President and
                                            Chief Financial Officer



                                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC., as Parent

                                    By:   /s/ David Wilson
                                          --------------------------------------
                                    Name:   David Wilson
                                    Title:  Senior Vice President and
                                            Chief Financial Officer

Accepted this 15
day of July, 2005

CANADIAN IMPERIAL BANK
OF COMMERCE, acting through
its New York Agency, as Administrative Agent

By     /s/Jonathan Rabinowitz
       --------------------------------------
Name:   Jonathan Rabinowitz
Title:  Executive Director
        CIBC World Markets Corp. As Agent

REQUIRED LENDERS

Agreed as of the date first above written:

Bank of America, N.A.
---------------------------------------------

By     /s/David A. Banmiller
       --------------------------------------
Name:   David A. Banmiller
Title:  Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

CIBC, Inc.
---------------------------------------------

By     /s/Jonathan Rabinowitz
       --------------------------------------
Name:   Jonathan Rabinowitz
Title:  Executive Director
        CIBC World Markets Corp. As Agent

REQUIRED LENDERS

Agreed as of the date first above written:

JPMorgan Chase Bank, N.A.


---------------------------------------------

By     /s/John Kowalczuk
       --------------------------------------
Name:   John Kowalczuk
Title:  Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

NATIONAL CITY BANK

By     /s/Jill Wong
       --------------------------------------
Name:   Jill Wong
Title:  Assistant Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

BANK OF MONTREAL
---------------------------------------------
(Name of Lender)

By:  HIM Monegy, Inc as Agent

By     /s/Greg Walker
       --------------------------------------
Name:   Greg Walker
Title:  VP, HIM Monegy, Inc

REQUIRED LENDERS

Agreed as of the date first above written:

Toronto Dominion (New York), LLC


---------------------------------------------

Toronto Dominion (New York), LLC will commit to the 2005 Incremental Loan on a pro-rata share basis.

By     /s/Jackie Barrett
       --------------------------------------
Name:   Jackie Barrett
Title:  Authorized Signatory

REQUIRED LENDERS

Agreed as of the date first above written:

UBS AG, Stamford Branch

By     /s/[illegible]
       --------------------------------------
Name:   [illegible]
Title:  Director
        Banking Products
        Services, US


By     /s/Toba Lumbantobing
       --------------------------------------
Name:   Toba Lumbantobing
Title:  Associate Director
        Banking Products
        Services, US

REQUIRED LENDERS

Agreed as of the date first above written:

ADAR Investment Fund Ltd

By:  ADAR Investment Management LLC, Investment Manager

By     /s/Aaron Morse
       --------------------------------------
Name:   Aaron Morse
Title:  Chief Operating Officer

REQUIRED LENDERS

Agreed as of the date first above written:
By Aladdin Capital Management, LLC, as Manager

By     /s/John J. D'Angelo
       --------------------------------------
Name:   John J. D'Angelo
Title:  Authorized Signatory

REQUIRED LENDERS

Agreed as of the date first above written:

Landmark II CDO Limited
By Aladdin Capital Management, LLC, as Manager

By     /s/John J. D'Angelo
       --------------------------------------
Name:   John J. D'Angelo
Title:  Authorized Signatory

REQUIRED LENDERS

Agreed as of the date first above written:

Landmark III CDO Limited
By Aladdin Capital Management, LLC, as Manager

By     /s/John J. D'Angelo
       --------------------------------------
Name:   John J. D'Angelo
Title:  Authorized Signatory

REQUIRED LENDERS

Agreed as of the date first above written:

Landmark IV CDO Limited
By Aladdin Capital Management, LLC, as Manager

By     /s/John J. D'Angelo
       --------------------------------------
Name:   John J. D'Angelo
Title:  Authorized Signatory

REQUIRED LENDERS

Agreed as of the date first above written:

Landmark V CDO Limited
By Aladdin Capital Management, LLC, as Manager

By     /s/John J. D'Angelo
       --------------------------------------
Name:   John J. D'Angelo
Title:  Authorized Signatory

REQUIRED LENDERS

Agreed as of the date first above written:

Arabesque Trust

By     /s/John J. D'Angelo
       --------------------------------------
Name:   John J. D'Angelo
Title:  Authorized Signatory

REQUIRED LENDERS

Agreed as of the date first above written:

WB Loan Funding 1, LLC

By     /s/Diana M. Himes
       --------------------------------------
Name:   Diana M. Himes
Title:  Associate

REQUIRED LENDERS

Agreed as of the date first above written:

   American Express Certificate Company
   By:  American Express Asset Management
   Group, Inc. as Collateral Manager

By     /s/Yvonne E. Stevens
       --------------------------------------
Name:   Yvonne E. Stevens
Title:  Senior Managing Director

REQUIRED LENDERS

Agreed as of the date first above written:

   Centurion CDO II, Ltd.
   By:  American Express Asset Management
   Group, Inc. as Collateral Manager

By     /s/Vincent P. Pham
       --------------------------------------
Name:   Vincent P. Pham
Title:  Director - Operations

REQUIRED LENDERS

Agreed as of the date first above written:

     Centurion CDO III, Limited
     By:  American Express Asset Management Group Inc.
     as Collateral Manager

By       /s/Vincent P. Pham
       -----------------------------------
Name:      Vincent P. Pham
Title:     Director - Operations

REQUIRED LENDERS

Agreed as of the date first above written:

     Centurion CDO VI, Ltd.
     By:  American Express Asset Management
     Group, Inc. as Collateral Manager

By       /s/Vincent P. Pham
       -----------------------------------
Name:      Vincent P. Pham
Title:     Director - Operations

REQUIRED LENDERS

Agreed as of the date first above written:

     Centurion CDO VII, Ltd.
     By:  American Express Asset Management
     Group, Inc. as Collateral Manager

By       /s/Vincent P. Pham
       -----------------------------------
Name:      Vincent P. Pham
Title:     Director - Operations

REQUIRED LENDERS

Agreed as of the date first above written:

     Centurion CDO 8, Limited
     By:  American Express Asset Management
     Group, Inc. as Collateral Manager

By       /s/Vincent P. Pham
       -----------------------------------
Name:      Vincent P. Pham
Title:     Director - Operations

REQUIRED LENDERS

Agreed as of the date first above written:

     Centurion CDO 9, Limited
     By:  American Express Asset Management
     Group, Inc. as Collateral Manager

By       /s/Vincent P. Pham
       -----------------------------------
Name:      Vincent P. Pham
Title:     Director - Operations

REQUIRED LENDERS

Agreed as of the date first above written:

     IDS Life Insurance Company
     By: American Express Asset Management
     Group, Inc. as Collateral Manager

By       /s/Yvonne E. Stevens
       -----------------------------------
Name:      Yvonne E. Stevens
Title:     Senior Managing Director

REQUIRED LENDERS

Agreed as of the date first above written:

AVENUE CLO FUND, LIMITED

By       /s/Richard D'Addario
       -----------------------------------
Name:      RICHARD D'ADDARIO
Title:     SENIOR PORTFOLIO MANAGER

REQUIRED LENDERS

Agreed as of the date first above written:

AVENUE CLO II, LIMITED

By       /s/Richard D'Addario
       -----------------------------------
Name:      RICHARD D'ADDARIO
Title:     SENIOR PORTFOLIO MANAGER

REQUIRED LENDERS

Agreed as of the date first above written:

BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
By:  Babson Capital Management LLC as Collateral Manager

By       /s/David P. Wells
       -----------------------------------
Name:      David P. Wells, CFA
Title:     Managing Director

REQUIRED LENDERS

Agreed as of the date first above written:

BALLANTYNE FUNDING LLC

By       /s/M. Cristina Higgins
       -----------------------------------
Name:      M. Cristina Higgins
Title:     Assistant Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

47th Street Funding II Inc.

By       /s/David M. Millison
       -----------------------------------
Name:      David M. Millison
Title:     Managing Director

REQUIRED LENDERS

Agreed as of the date first above written:

383 Madison Funding
By:  Back Diamond Capital Management, L.L.C.
As its Collateral Manager

By       /s/James J. Zenni, Jr.
       -----------------------------------
Name:      James J. Zenni, Jr.
Title:     President & Managing Partner
           Black Diamond Capital Management, L.L.C.

REQUIRED LENDERS

Agreed as of the date first above written:

Black Diamond Capital Management, L.L.C.
As Collateral Manager for Black Diamond
CLO 2OO5-1, Ltd.

By       /s/James J. Zenni, Jr.
       -----------------------------------
Name:      James J. Zenni, Jr.
Title:     President & Managing Partner
           Black Diamond Capital Management, L.L.C.

REQUIRED LENDERS

Agreed as of the date first above written:

                  BlaekRock Global Floating Rate Income Trust
BlackRock Limited Duration Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Loan Trust
Magnetite V CLO, Limited
Senior Loan Portfolio

By       /s/Teri Colwell
       -----------------------------------
Name:      Teri Colwell
Title:     Authorized Signatory

REQUIRED LENDERS

Agreed as of the date first above written:

EAGLE MASTER FUND LTD.
By:  Citigroup Alternative Investments LLC, as Investment
Manager for and on behalf of Eagle Master Fund Ltd.


By       /s/Ron Carter
       -----------------------------------
Name:      Ron Carter
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

KALDI FUNDING LLC

By       /s/M. Cristina Higgins
       -----------------------------------
Name:      M. Cristina Higgins
Title:     Assistant Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

Citigroup Investments Corporate Loan Fund Inc.
By:  Citigroup Alternative Investments LLC

By       /s/Ron Carter
       -----------------------------------
Name:      Ron Carter
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

BIG SKY III SENIOR LOAN TRUST
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

BIG SKY SENIOR LOAN FUND, LTD.
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

CONSTANTINE EATON VANCE CDO V, LTD.
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

EATON VANCE CDO III, LTD.
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

EATON VANCE CDO VI, LTD.
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

EATON VANCE
VT FLOATING-RATE INCOME FUND
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

EATON VANCE
LIMITED DURATION INCOME FUND
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

EATON VANCE SENIOR INCOME TRUST
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

EATON VANCE FLOATING RATE
         INCOME TRUST
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

GRAYSON & CO
BY:      BOSTON MANAGEMENT AND RESEARCH
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

SENIOR DEBT PORTFOLIO
BY:      Boston Management and Research
         as Investment Advisor

By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

TOLLI & CO
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
BY:      EATON VANCE MANAGEMENT
         AS INVESTMENT ADVISOR


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

THE NORINCHUKIN BANK, NEW YORK BRANCH,
through State Street Bank and Trust Company N.A. as
Fiduciary Custodian
BY:      Eaton Vance Management/ Attorney-in-fact


By       /s/[illegible]
       -----------------------------------
Name:      [illegible]
Title:     Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

Fidelity Central Investment Portfolios LLC:
Fidelity Floating Rate Central Investment Portfolio

By       /s/John H. Costello
       -----------------------------------
Name:      John H. Costello
Title:     Assistant Treasurer

REQUIRED LENDERS

Agreed as of the date first above written:

Fidelity Advior Series II: Fidelity Advisor Floating Rate High Income Fund

By       /s/John H. Costello
       -----------------------------------
Name:      John H. Costello
Title:     Assistant Treasurer

REQUIRED LENDERS

Agreed as of the date first above written:

Bushnell CBNA Loan Funding LLC, for itself
Or as agent for Bushnell CFBI Loan Funding LLC.



By           /s/  Dominic Blea
         ---------------------------
Name:    DOMINIC BLEA
Title:   AS ATTORNEY-IN-FACT

REQUIRED LENDERS

Agreed as of the date first above written:

Stedman CBNA Loan Funding LLC, for itself
Or as agent for Stedman CFPI Loan Funding LLC.



By     /s/ Dominic Blea
     ------------------------------------------------
Name:      DOMINIC BLEA
Title:     AS ATTORNEY-IN-FACT

REQUIRED LENDERS

Agreed as of the date first above written:

Blue Square Funding Limited Series 3



By     /s/ Alice L. Wagner
     ------------------------------------------------
Name:      ALICE L. WAGNER
Title:

REQUIRED LENDERS

Agreed as of the date first above written:

Pioneer Floating Rate Trust
By:      Highland Capital Management, L.P.,
         ITS Sub Advisor



By     /s/ Mark Okada
     ------------------------------------------------
Name:      Mark Okada
Title:     Chief Investment Officer
           Highland Capital Management, L.P.

REQUIRED LENDERS

Agreed as of the date first above written:

JASPER CLO, LTD.
BY:      HIGHLAND CAPITAL MANAGEMENT, L.P.
         AS COLLATERAL MANAGER



By     /s/ Todd A. Travers
     ------------------------------------------------
Name:      Todd A. Travers
Title:     Assistant Secretary
           Highland Capital Management, L.P.

REQUIRED LENDERS

Agreed as of the date first above written:

ELF FUNDING TRUST
By:      Highland Capital Management, L.P.
         as Collateral Manager



By     /s/ Todd A. Travers
     ------------------------------------------------
Name:      Todd A. Travers
Title:     Assistant Secretary
           Highland Capital Management, L.P.

REQUIRED LENDERS

Agreed as of the date first above written:

HIGHLAND FLOATING RATE LIMITED
LIABILITY COMPANY
By:      Highland Capital Management, L.P.,
         its Investment Advisor



By     /s/ Mark Okada
     ------------------------------------------------
Name:      Mark Okada
Title:     Chief Investment Officer
           Highland Capital Management, L.P.

REQUIRED LENDERS

Agreed as of the date first above written:

HIGHLAND OFFSHORE PARTNERS, L.P.
By:      Highland Capital Management L.P.
         As General Partner



By     /s/ Todd A. Travers
     ------------------------------------------------
Name:      Todd A. Travers
Title:     Assistant Secretary
           Highland Capital Management, LP.

REQUIRED LENDERS

Agreed as of the date first above written:

LOAN STAR STATE TRUST
By:    Its Investment Manger,
       Highland Capital Management, L.P.

By:    Its General Partner, Strand Advisors, Inc.



By     /s/ Todd A. Travers
     ------------------------------------------------
Name:      Todd A. Travers
Title:     Assistant Secretary
           Highland Capital Management, L.P.

REQUIRED LENDERS

Agreed as of the date first above written:

Southfork CLO, Ltd.
By:      Highland Capital Management, L.P.
         As Collateral



By     /s/ Todd A. Travers
     ------------------------------------------------
Name:      Todd A. Travers
Title:     Assistant Secretary
           Highland Capital Management, L.P.

REQUIRED LENDERS

Agreed as of the date first above written:

Victoria Falls, CLO Ltd



By     /s/ Mark D. Senkpiel
     ------------------------------------------------
Name:      Mark D. Senkpiel
Title:     Managing Director

REQUIRED LENDERS

Agreed as of the date first above written:

WIND RIVER CLO I LTD.
By:      McDonnell Investment Management, LLC
         as Manager



By     /s/ Kathleen A. Zam
     ------------------------------------------------
Name:      Kathleen A. Zam
Title:     President

REQUIRED LENDERS

Agreed as of the date first above written:

MASTER SENIOR FLOATING RATE TRUST

By           /s/  [illegible]
         -----------------------------------



Floating Rate Income Strategies Fund II, Inc.

By           /s/  [illegible]
         -----------------------------------



Merrill Lynch Senior Floating Rate Portfolio
By:      Merrill Lynch Investment Managers, LP.
         as Investment Manager

By           /s/  [illegible]
         -----------------------------------



Longhorn CDO (Cayman) LTD
By:      Merrill Lynch Investment Managers, L.P.
         as Collateral Manager

By           /s/  [illegible]
         -----------------------------------

REQUIRED LENDERS

Agreed as of the date first above written:

Metropolitan Life Insurance Company


By     /s/ James R. Dingler
     ------------------------------------------------
Name:      James R. Dingler
Title:     Director

REQUIRED LENDERS

Agreed as of the date first above written:

Venture III CDO Limited
By:      its investment advisor,
         MJX Asset Management LLC



By     /s/ Atha Baugh
     ------------------------------------------------
Name:      Atha Baugh
Title:     Director

REQUIRED LENDERS

Agreed as of the date first above written:

Venture IV CDO Limited
By:      its investment advisor,
         MJX Asset Management LLC



By     /s/ Atha Baugh
     ------------------------------------------------
Name:      Atha Baugh
Title:     Director

REQUIRED LENDERS

Agreed as of the date first above written:

Vista Leveraged Income Fund
By:      its investment advisor,
         MJX Asset Management LLC



By     /s/ Atha Baugh
     ------------------------------------------------
Name:      Atha Baugh
Title:     Director

REQUIRED LENDERS

Agreed as of the date first above written:

Oppenheimer Senior Floating Rate Fund



By     /s/ Lisa Chaffee
     ------------------------------------------------
Name:      Lisa Chaffee
Title:     AVP

REQUIRED LENDERS

Agreed as of the date first above written:

EAGLE LOAN TRUST
By:      Stanfield Capital Partners, LLC
         as its Collateral Manager



By     /s/ Christopher E. Jansen
     ------------------------------------------------
Name:      Christopher E. Jansen
Title:     Managing Partner

REQUIRED LENDERS

Agreed as of the date first above written:

Stanfield Vantage CLO, Ltd.
By:      Stanfield Capital Partners, LLC
         as its Asset Manager



By     /s/ Christopher E. Jansen
     ------------------------------------------------
Name:      Christopher E. Jansen
Title:     Managing Partner

REQUIRED LENDERS

Agreed as of the date first above written:

ULT CBNA Loan Funding LLC, for itself

Or as agent for ULT2 CFPI Loan Funding LLC.



By     /s/ Dominic Blea
     ------------------------------------------------
Name:      DOMINIC BLEA
Title:     AS ATTORNEY-IN-FACT

REQUIRED LENDERS

Agreed as of the date first above written:

XL Re Ltd.
By:      Stanfield Capital Partners, LLC
         as its Collateral Manager



By     /s/ Christopher E. Jansen
     ------------------------------------------------
Name:      Christopher E. Jansen
Title:     Managing Partner

REQUIRED LENDERS

Agreed as of the date first above written:

SAWGRASS TRADING LLC



By     /s/ M. Cristina Higgins
     ------------------------------------------------
Name:      M. Cristina Higgins
Title:     Assistant Vice President

REQUIRED LENDERS

Agreed as of the date first above written:

Jefferson - Pilot Life Insurance Company
By:      TCW Advisors, Inc.,
         as its Investment Advisor



By     /s/ Stephen Suo
     ------------------------------------------------
Name:      STEPHEN SUO
Title:     VICE PRESIDENT

By     /s/ G. Wayne Hosang
     ------------------------------------------------
Name:      G. WAYNE HOSANG
Title:     VICE PRESIDENT

REQUIRED LENDERS

Agreed as of the date first above written:

PARK AVENUE LOAN TRUST
By:      TCW Advisors, Inc.,
         as Agent

By     /s/ Stephen Suo
     ------------------------------------------------
Name:      STEPHEN SUO
Title:     VICE PRESIDENT

By     /s/ G. Wayne Hosang
     ------------------------------------------------
Name:      G. WAYNE HOSANG
Title:     VICE PRESIDENT

REQUIRED LENDERS

Agreed as of the date first above written:

TCW SELECT LOAN FUND, LIMITED
By:      TCW Advisors, Inc.,
         as its Collateral Manager



By     /s/ Stephen Suo
     ------------------------------------------------
Name:      STEPHEN SUO
Title:     VICE PRESIDENT

By     /s/ G. Wayne Hosang
     ------------------------------------------------
Name:      G. WAYNE HOSANG
Title:     VICE PRESIDENT

REQUIRED LENDERS

Agreed as of the date first above written:

TCW Senior Secured Loan Fund
By:      TCW Advisors, Inc.,
         as its Investment Advisor



By     /s/ Stephen Suo
     ------------------------------------------------
Name:      STEPHEN SUO
Title:     VICE PRESIDENT

By     /s/ G. Wayne Hosang
     ------------------------------------------------
Name:      G. WAYNE HOSANG
Title:     VICE PRESIDENT

REQUIRED LENDERS

Agreed as of the date first above written:

CELERITY CLO LIMITED
By:      TCW Advisors, Inc.,
         as Agent



By     /s/ Stephen Suo
     ------------------------------------------------
Name:      STEPHEN SUO
Title:     VICE PRESIDENT

By     /s/ G. Wayne Hosang
     ------------------------------------------------
Name:      G. WAYNE HOSANG
Title:     VICE PRESIDENT

REQUIRED LENDERS

Agreed as of the date first above written:

FIRST 2004-I CLO, LTD.
By:      TCW Advisors, Inc.,
         as its Collateral Manager



By     /s/ Stephen Suo
     ------------------------------------------------
Name:      STEPHEN SUO
Title:     VICE PRESIDENT

By     /s/ G. Wayne Hosang
     ------------------------------------------------
Name:      G. WAYNE HOSANG
Title:     VICE PRESIDENT

SCHEDULE 2 TO
CONSENT AND AMENDMENT NO. 1

                                GUARANTOR CONSENT

            CONSENT dated as of July 15, 2005 (this "CONSENT"), to the foregoing Consent and Amendment No. 1 dated as of the date hereof (the "AMENDMENT") to the Credit Agreement dated as of February 1, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., as borrower (the "BORROWER"), ALASKA COMMUNICATIONS SYSTEMS GROUP, INC. as parent, the several banks and other financial institutions or entities from time to time party thereto, as lenders (the "LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Agency, as Administrative Agent, CIBC WORLD MARKETS CORP., J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as Co-Lead Arrangers and Joint Book Managers, JPMORGAN CHASE BANK, N.A., as Syndication Agent and BANK OF AMERICA, N.A., as Documentation Agent.

            Each of the undersigned, as a Guarantor under one or more of the Guarantee Agreements in favor of the Secured Parties, and as a Grantor under the Security Agreement and the other Security Documents hereby consents to the foregoing Consent and Amendment No. 1 and hereby confirms and agrees that notwithstanding the effectiveness of such Consent and Amendment No. 1, the Guarantee Agreements and the Security Documents are, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Consent and Amendment No. 1, each reference in each Guarantee Agreement and the Security Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Consent and Amendment No. 1.

            IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed and delivered by their duly authorized officers as of the date first above written.

ALASKA COMMUNICATIONS SYSTEMS
GROUP, INC.



By:  /s/ David Wilson
     ---------------------------------------
Name: David Wilson
Title: Senior Vice President and Chief Financial Officer


ACS OF ALASKA, INC.
ACS OF THE NORTHLAND, INC.
ACS OF FAIRBANKS, INC.
ACS OF ANCHORAGE, INC.
ACS WIRELESS, INC.
ACS LONG DISTANCE, INC.
ACS INTERNET, INC.
ACS INFOSOURCE, INC.
ACS MESSAGING, INC.
ACS OF ALASKA LICENSE SUB, INC.
ACS OF THE NORTHLAND LICENSE SUB, INC.
ACS OF FAIRBANKS LICENSE SUB, INC.
ACS OF ANCHORAGE LICENSE SUB, INC.
ACS WIRELESS LICENSE SUB, INC.
ACS LONG DISTANCE LICENSE SUB, INC.
ACS TELEVISION LICENSE SUB, INC.
ACS SERVICES, INC.



By: /s/ David Wilson
    ----------------------------------------
Name: David Wilson
Title: Senior Vice President and Chief Financial Officer